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                                                                EXHIBIT 10.1



                       JUBILEE GAMING ENTERPRISES, INC.

                            1996 STOCK OPTION PLAN


1.   PURPOSE

     The purpose of this 1996 Stock Option Plan is to promote the interests of Jubilee Gaming Enterprises, Inc., a Minnesota corporation, by providing employees of the Company and certain independent contractors with an opportunity to acquire a proprietary interest in the Company, and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the opportunity to acquire a proprietary interest in the Company by the offering and availability of stock options will assist the Company in attracting and retaining key personnel and consultants of outstanding ability.


2.   DEFINITIONS

     Wherever used in the Plan, the following terms have the meanings set forth below:

     2.1  "Act" means the Securities Act of 1933, as amended.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     2.4 "Committee" means the Committee which may be designated from time to time by the Board to administer the Plan pursuant to Section 3.5.

     2.5 "Company" means Jubilee Gaming Enterprises, Inc. and any Subsidiary thereof.

     2.6 "Incentive Stock Option" or "ISO" means the stock option which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

     2.7 "Non-Statutory Stock Option" or "NSO" means a stock option that is not intended to, or does not, qualify as an incentive stock option as defined in
Section 422 of the Code.

     2.8 "Option" means, where required by the context of the Plan, an ISO and/or NSO granted pursuant to the Plan.

     2.9 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.



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     2.10   "Participant" means an individual described in Section 5 of this
Plan who may be granted Options under the Plan.

     2.11   "Plan" means this 1996 Stock Option Plan.

     2.12   "Stock" means the Common Stock, $.01 par value, of the Company.

     2.13 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.   ADMINISTRATION

     3.1 The Plan shall be administered by the Board, which shall have full power, subject to the provisions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

     3.2 The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option. On a case by case basis, the Board, in its sole discretion, may: (i) accelerate the schedule of the time or times when an Option granted under the Plan may be exercised; and
(ii) extend the duration of any Option granted under the Plan.

     3.3 The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

     3.4 Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Optionees.

     3.5 The Board may designate a Committee from time to time to administer the Plan. If designated, the Committee shall be composed of not less than two persons (who need not be members of the Board) who are appointed from time to time by the Board. If the Board has appointed a Committee pursuant to this
Section 3.5, then the Committee may administer the Plan and exercise all of the rights and powers granted to the Board in this Plan, including, without limitation, the right to grant Options pursuant to the Plan and to establish the Option price as provided in the Plan.





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4.   SHARES SUBJECT TO THE PLAN

     4.1 NUMBER. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 400,000. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

     4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board, consistent with such change and in such manner as the Board, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.


5.   ELIGIBLE PARTICIPANTS

     The following persons are Participants eligible to participate in the Plan:


     5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary; provided, however, that officers who are not employed full-time shall not be eligible for Incentive Stock Options.

     5.2 NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary; and (ii) any consultant to, or other independent contractor of, the Company.

6.   GRANT OF OPTIONS

     6.1 DISCRETIONARY GRANTS. Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of its Board, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board, in such amounts and on such other terms as the Board in its sole discretion shall determine. In making Option grants the Board shall specify in each Option agreement the vesting schedule which shall apply to each such grant.


     6.2  LIMITATIONS.  Options specified in Section 6.1 above may be (i)
"Incentive



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Stock Options" so designated by the Board and which, when granted, are intended to qualify as incentive stock options as defined in Section 422 of the Code;
(ii) "Non-Statutory Stock Options" so designated by the Board and which, when granted, are not intended to, or do not, qualify as incentive stock options under Section 422 of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the date of the grant of such Option, unless a different date is specified by the Board on such date of approval. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which incentive stock options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.

7.   OPTION PRICE AND FORM OF PAYMENT

     7.1 INCENTIVE STOCK OPTIONS. The purchase price for a share of Stock subject to an Incentive Stock Option granted hereunder shall not be less than 100% of the fair market value of the Stock at the time the option is granted. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided in Section 7.3.

     7.2 NON-STATUTORY STOCK OPTIONS. The purchase price for a share of Stock subject to a Non-Statutory Stock Option shall be not less than 100% of the fair market value of the Stock.

     7.3 DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 7, the "fair market value" of the Stock shall be determined as follows:

          (a) if the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

          (b) if the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;




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          (c)    if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the National Quotation Bureau, Inc. or, if the Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

          (d) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination or less than the par value of the Stock.

     7.4 PAYMENT OF PURCHASE PRICE. Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

          (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

          (b) at the discretion of the Board, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; or

          (c) at the discretion of the Board, by a combination of both (a) and (b) above; or

          (d) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

     If such form of payment is permitted, the Board shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

     If the Board in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Board may determine at the time such Option is granted under this Plan.





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8. EXERCISE OF OPTIONS

     8.1 MANNER OF EXERCISE. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Board and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company with respect to such stock.

     8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

          8.2.1 No Incentive Stock Option may be exercisable by its terms after the expiration of ten (10) years from the date of the grant thereof.

          8.2.2 No Incentive Stock Option granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

9.   INVESTMENT PURPOSES

     Unless a registration statement under the Act is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Act is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER


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     SAID LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL
     SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

10. TRANSFERABILITY OF OPTIONS

     No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution. An Option shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative.

11. TERMINATION OF EMPLOYMENT

     11.1 GENERALLY. Except as otherwise provided in this Section 11, if an Optionee's employment with the Company or Subsidiary is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was vested in and entitled to exercise the Option at the date of Termination, for a period of 3 months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

     11.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

          11.2.1 If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one (1) year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was vested in and entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section 11, the term "Disability" shall mean a permanent and total disability as defined in
     Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e)(3) shall be made by the Board in its sole discretion.

          11.2.2 If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one (1) year from the date of the Optionee's death or the expiration date


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     of the Option, but only to the extent the Optionee was vested in and entitled to exercise the Option at the time of death.

           11.2.3 If the Optionee dies within three (3) months after Termination, the Option may be exercised until the earlier of nine (9) months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was vested in and entitled to exercise the Option at the time of Termination.

     11.3 TERMINATION FOR CAUSE. If the employment of an Optionee is terminated by the Company or a Subsidiary for cause, then the Board shall have the right to cancel any Options granted to the Optionee under the Plan.

     11.4 SUSPENSION OR TERMINATION FOR MISCONDUCT. If the Board reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee's right to exercise any Option pending a determination by the Board.
If the Board determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board.

12.  AMENDMENT AND TERMINATION OF PLAN

     12.1 The Board, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company; provided, however, that no such amendment shall be made without the approval of the shareholders if it would: (i) materially modify the eligibility requirements for Participants as set forth in Section 5 hereof; (ii) increase the maximum aggregate number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 of the Plan; (iii) reduce the minimum Option price per share as set forth in Section 7 of the Plan, except in accordance with Section 4.2 of the Plan; (iv) extend the period of granting Options; or (v) materially increase in any other way the benefits accruing to Optionees.

     12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.


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     12.3     The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

     12.4 In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instance, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Option, including Stock as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option in full including Stock as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period.

13. CHANGE IN CONTROL PROVISIONS

     13.1 IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in 13.2), any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the full extent of the original grant.

     13.2 DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

              (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (1) the then outstanding shares of Common Stock of the Company or
     (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by a Person including the participant or with whom or with which the participant is affiliated; (4) any acquisition by a Person or Persons one or more of which is a member of the Board or an officer of the Company or an affiliate of any of the foregoing on the Effective Date, (5) any



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     acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or
     (6) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (c) of this Section 13.2; or

          (b) During any period of twenty-four (24) consecutive months, individuals who, as of the beginning of such period, constituted the entire Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the Continuing Directors, as hereinafter defined, in office on the date of such election or nomination for election for the new director. For purposes hereof, "Continuing Director" shall mean:

                 (i) any member of the Board at the close of business on the Effective Date; or

                 (ii) any member of the Board who succeeded any Continuing Director described in clause (1) above if such successor's election, or nomination for election, by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then still in office. The term "Continuing Director" shall not, however, include any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

          (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than 60% of the then outstanding securities having the right to vote in the election of directors of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such reorganization, merger or consolidation, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of the corporation resulting from such reorganization, merger or consolidation, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation are Continuing Directors at the time of




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     the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (d) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 60% of the then outstanding securities having the right to vote in the election of directors of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such sale or other disposition of such outstanding securities, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of such corporation and (3) at least a majority of the members of the board of directors of such corporation are Continuing Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.


14. MISCELLANEOUS PROVISIONS

    14.1 NO RIGHT TO CONTINUED EMPLOYMENT. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

    14.2 TRANSFER OF STOCK AND PAYMENT OF WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. Stock acquired upon exercise of an Incentive Stock Option may not be disposed of by the Optionee before the later of (i) two years from the date of grant, or (ii) one year from the date of exercise unless adequate provision is made for payment to the Company of funds sufficient for payment of any withholding and other taxes required by any governmental authority in respect of the disposition of such stock. The Company may place a legend on certificates restricting the transfer of Stock issued pursuant to Incentive Stock Options in



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order to obtain compliance with tax withholding requirements.  In connection therewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such tax withholding as the Board may deem necessary and appropriate.


     14.3 GOVERNING LAW. The Plan shall be administered in the State of Minnesota, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

15.  EFFECTIVE DATE

     The effective date of the Plan is October 11, 1996 subject, however, to approval of this Plan by shareholders of the Company in the manner prescribed by law not later than October 11, 1997. No Option may be granted after October 11, 2006, provided, however, that the Plan and all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.

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